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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):  November 23, 1994
    ---------------------------------------------------------------------
                                                      (November 23, 1994)


                     Ames Department Stores, Inc.
        ------------------------------------------------------
        (Exact Name of Registrant As Specified In Its Charter)


                                Delaware
            ----------------------------------------------
            (State Or Other Jurisdiction Of Incorporation)


         1-5380                                 04-2269444
  ------------------------         ----------------------------------
  (Commission File Number)          (IRS Employer Identification No.)


   2418 Main Street; Rocky Hill, Connecticut             06067-0801
   -----------------------------------------             ----------
   (Address Of Principal Executive Offices)              (Zip Code)


                            (203) 257-2000
         ----------------------------------------------------
         (Registrant's Telephone Number, Including Area Code)


                            Not Applicable
     -------------------------------------------------------------
     (Former Name Or Former Address, If Changed Since Last Report)








                        Exhibit Index on Page 4

                    Page 1 of 7 (Including Exhibit)

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ITEM 5: OTHER EVENTS

        Beginning on November 23, 1994, Ames Department Stores, Inc. ("the Company") will distribute to its banks and other lenders, principal trade vendors and factors, summaries of its unaudited financial results for the four and thirty-nine weeks ended October 29, 1994. These monthly and year-to-date results (collectively, the "monthly results") are attached hereto as Exhibit 20 and are incorporated by reference herein.

        Compared with the projections contained in the Form 8-K dated May 27, 1994 (referred to herein as the "Plan"), sales for the four weeks ended October 29, 1994 were $6.7 million less than Plan and EBITDA (as defined in Exhibit 20) was $5.2 million less than Plan and $2.9 million less than last year. In October, the unfavorable sales variance was primarily due to shortfalls in apparel and jewelry categories. Apparel sales in October were affected by a weak apparel market throughout most of the industry and by unseasonably warm weather. October's gross margin rate was also less than Plan due primarily to the unfavorable mix of sales. Store non-payroll, advertising, field and home office expenses were less than Plan in October. October's net loss of $1.6 million included a $2.5 million provision, before income tax benefit, for the estimated costs associated with the planned closing of the Company's distribution center in Clinton, Massachusetts.

        Sales for the thirty-nine weeks ended October 29, 1994 were $34.6 million less than Plan and EBITDA was $10.3 million less than Plan but $8.4 million greater than last year. The year-to-date unfavorable sales variance was due primarily to shortfalls in ladies apparel, crafts, and convenience goods. The lower year-to-date gross margin rate was due to higher-than-planned markdowns, particularly in apparel. The unfavorable impact on the year-to-date EBITDA from the lower-than-planned sales and gross margin rate was partially offset by lower-than-planned expenses. Year-to-date store, field and home office expenses were all less than Plan.

        As of October 29, 1994, LIFO inventories were $58.8 million greater than Plan, primarily in hardline categories. This variance was due primarily to the sales shortfall, special purchases and the Company's decision to temporarily build inventory levels above those projected in the Plan to support several new sales promotions for the Fall and Christmas seasons. Trade payables were $59.5 million greater than Plan due primarily to the higher-than-planned inventory purchases and improved payment terms. Outstanding borrowings under the Company's revolving line of credit as of October 29, 1994 were $3.7 million greater than Plan.

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        The Company is distributing the monthly results to its banks and other lenders, principal trade vendors and factors to facilitate their credit analyses. The summary results SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSE and should be read in conjunction with the Company's Form 10-K for the fiscal year ended January 29, 1994, the Company's Form 10-Q for the first and second fiscal quarters ended April 30 and July 30, 1994, respectively, the Company's Form 10-Q to be filed for the third fiscal quarter ended October 29, 1994, and the Company's Form 8-K dated May 27, 1994. The monthly results are being reported publicly solely because they are being distributed to a large number of the Company's vendors for purposes of their credit analyses.

        During the pendency of its reorganization case, the Company disclosed publicly its monthly results through filings with the Office of the U.S. Bankruptcy Trustee and continued to report publicly its monthly results during the fiscal year ended January 29, 1994. Although the Company expects to continue to make its monthly results public for the fiscal year ending January 28, 1995, the Company does not believe it is obligated to provide such information indefinitely, other than as required by applicable regulations, and the Company may cease making such disclosures and updates at any time. The monthly results were not examined, reviewed or compiled by the Company's independent certified public accountants. Moreover, the Company does not believe that it is obligated to update the monthly results to reflect subsequent events or developments. The reported monthly results are subject to future adjustments, if any, that could materially affect such results. However, in the opinion of the Company, the monthly results contain all adjustments (consisting of normal recurring adjustments) necessary for a fair statement of the results for the periods presented.


ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        Exhibit:  20     Unaudited Financial Summary Results for the Four
                         and Thirty-nine Weeks Ended October 29, 1994.

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                           INDEX TO EXHIBITS








      Exhibit No.               Exhibit                       Page No.
      -----------               -------                       --------


         20          Unaudited Financial Summary Results          6
                     for the Four and Thirty-nine Weeks
                     Ended October 29, 1994.

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                              SIGNATURES




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                           AMES DEPARTMENT STORES, INC.
                                           ----------------------------
                                           Registrant





Dated:  November 22, 1994                  By: /s/ Joseph R. Ettore
                                           ----------------------------
                                              Joseph R. Ettore
                                              President, Director, and
                                              Chief Executive Officer



Dated:  November 22, 1994                  By: /s/ John F. Burtelow
                                           ----------------------------
                                              John F. Burtelow
                                              Executive Vice President,
                                              Chief Financial Officer



Dated:  November 22, 1994                  By: /s/ William C. Najdecki
                                           ----------------------------
                                              William C. Najdecki
                                              Senior Vice President,
                                              Chief Accounting Officer












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